UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 11, 2008

ALPHARMA INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8593 (Commission File Number)	22-2095212 (IRS Employer Identification No.)

440 Route 22 East, Bridgewater New Jersey 08807 (Address of principal executive offices)
(866) 322-2525 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On March 11, 2008 the Compensation Committee of the Board of Directors of Alpharma Inc. ("Registrant") approved amendments to the Amended Alpharma Inc. Short-Term Incentive Plan (formerly the Amended Alpharma Inc. Executive Bonus Plan) effective January 1, 2008 (i) to eliminate the individual performance goal factor from the computation of the actual funded bonus amount, (ii) to modify the definition of Maximum Bonus to mean 200% of the actual funded bonus amount, and (iii) to include clarification of pro-rata base salary and target bonus methodologies for partial year and promoted employees.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.
Exhibit No.	Description
10.1	Amended Alpharma Inc. Short-Term Incentive Plan, effective January 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHARMA INC.
(Registrant)
By: /s/ Thomas J. Spellman III
Thomas J. Spellman III
Executive Vice President & Chief Legal
Officer & Corporate Secretary

Date: March 13, 2008